RELATED PARTY BALANCES AND TRANSACTIONS	6 Months Ended
Jun. 30, 2024
Related Party Transactions [Abstract]
RELATED PARTY BALANCES AND TRANSACTIONS
NOTE 10:-	RELATED PARTY BALANCES AND TRANSACTIONS

Nistec, the controlling shareholder of the Company, is also a customer of the Company. The Company sells products to Nistec, pays management fees to Nistec, purchases certain services from Nistec and shares certain expenses with Nistec, for services that it acquires jointly with Nistec. The Company's transactions with Nistec were carried out on an arm's-length basis.

a.	Balances with related parties:

	Six months ended June 30,	Year ended December 31,
	2024	2023
	Unaudited

Trade accounts receivable	249	190
Trade accounts payable	30	277

b.	Transactions with related parties:

	Six months ended June 30,		Three months ended June 30,
	2024	2023	2024	2023
	Unaudited

Revenues	517	419	358	182
Purchases, selling, general and administrative expenses	147	365	75	288

PCB purchases by Nistec - Nistec purchases PCBs from the Company solely to provide assembled boards to its customers. The Company sells to Nistec based on its standard pricing, which may be subject to a discount at such rate as offered by the Company from time to time to its other customers, provided that in no event shall the quoted price fall below 1.6 times the variable cost of such PCBs. Should the order be for PCBs imported by the Company, the quote reflects the actual price of such PCBs, plus a mark-up of at least twenty percent (20%).

Soldering and assembly services - The Company may acquire soldering services and/or purchase services from Nistec. Nistec’s pricing for its soldering services will be its standard pricing (the “Pricing”), less a five percent (5%) discount. Nistec may charge for Purchasing Services in accordance with the actual costs of the orders, plus a fourteen and a quarter (14.25%) commission, which reflects a five percent (5%) discount, as compared to the commission charged to third parties by Nistec for similar services. The Company’s purchases of services under the soldering and assembly and design services procedures may not exceed NIS 3,000,000 per annum.

Management fees - In March 2024, the Company's Audit Committee, Compensation Committee and Board of Directors, as applicable, approved the terms of the amended Management Agreement. This amended Management Agreement was approved by the Company's shareholders at the annual general meeting held on July 8, 2024. Nistec is entitled to a monthly management fee (the "Fee") of NIS 120 ($32).

I addition, it was approved that commencing on the year ended December 31, 2024, and each calendar year thereafter, in the event that the Company’s audited consolidated financial Statements reflect that the Company’s net income equals 4% or more of the Company’s revenues, Nistec will be entitled to receive an annual performance-based bonus with respect to Mr. Nissan’s active chairman services, in an amount equal to three (3) times the Fee.

Subject to Company’s reimbursement policy approved by the Audit Committee on May 15, 2016, Mr. Nissan receives reimbursement of his travel expenses (other than food and beverage expenses) while traveling internationally on behalf of the Company, provided that such reimbursement will not exceed an aggregate amount of NIS 10,000 ($2,700) per calendar quarter.

In addition, the Company's shareholders at the annual general meetings held on August 31, 2022 and July 8, 2024 approved the following:

a.	The extension of the Directors and Officers Indemnity Agreement with Mr. Nissan.
b.	The extension of the Exculpation Letter issued to Mr. Nissan for an additional three (3) year period
c.	The application of the Company’s directors' and officers' liability insurance policy with respect to Mr. Nissan.